                           MODIFICATION OF LOAN AGREEMENT

     THIS AGREEMENT is made as of the ____ day of ___________, 1996, by and between FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association acting as Lender and as Agent pursuant to the Loan Agreement (the "Lender"), TODHUNTER INTERNATIONAL, INC., a Delaware corporation (the "Borrower") and TODHUNTER IMPORTS, LTD., a New York corporation (formerly known as Blair Importers, Ltd.) (the "Guarantor").

                                  WITNESSETH:

     WHEREAS, Lender, Borrower and Guarantor entered into a Loan Agreement dated as of November 22, 1994 (the "Loan Agreement") in connection with which Lender made available to Borrower a revolving line of credit in the maximum principal amount of TWENTY MILLION and no/100s Dollars ($20,000,000.00) (the "Revolving Line of Credit") evidenced by the Revolving Credit Note, secured and evidenced by the Blair Guaranty and the other Loan Documents, as defined in the Loan Agreement; and

     WHEREAS, Lender and Borrower have agreed to amend the Loan Agreement to revise the computation of the Borrowing Base for a limited time on a quarterly basis to accommodate Borrower's extraordinary quarterly working capital requirements and to revise certain financial covenants; and
     WHEREAS, the Guarantor has agreed to execute this Agreement to evidence its consent to the amendments to the Loan Agreement contained herein and to affirm the continuing validity of the Blair Guaranty, after the amendments contained herein.
     NOW, THEREFORE, in consideration of the mutual promises and covenants of this agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, Borrower and Guarantor agree as follows:

          RECITALS/TERMS. All of the recitals set forth above are true and correct and by this reference are made a material part of this Agreement. All capitalized terms used herein which are defined in the Loan Agreement shall have the same meaning when used herein unless the context shall require otherwise.

          BORROWING BASE REVISIONS. Section 2.1(b)(iv) of the Loan Agreement is hereby amended to read as follows:

                    (iv) LESS an amount equal to $10,000,000.00 provided that, so long as no Event of Default has occurred hereunder and is uncured, for one (1) period of not to exceed ten (10) consecutive Business Days at the end of each fiscal quarter of Borrower, the amount to be utilized for the purposes of this subclause (iv) shall be $5,000,000.00 on the express condition that the additional $5,000,000.00 of credit available shall be applied solely to the reduction of Borrower's Bahamian credit line and with Borrower's agreement that the amount to be utilized for the purposes of this subclause (iv) will automatically revert to $10,000,000.00 on the expiration of the ten

               (10) day period. Each ten (10) day period shall be designated in advance in a written notice from Borrower to Lender.

          REVISIONS TO FINANCIAL COVENANTS.

          (    Section 7.23(a) is hereby amended to read as follows:

               "(a) LEVERAGE RATIO.  Permit the ratio of Total
                    Funded Debt to Consolidated Tangible Net Worth to exceed
                    2.25 to 1 prior to October 1, 1996 or to exceed 1.75 to 1 prior to October 1, 1997."

          (    Section 7.23(b) is hereby amended to read as follows:

               "(b) FIXED CHARGE COVERAGE TEST.  Permit the
                    ratio of Earnings Before Depreciation, Amortization, Interest and Taxes to actual Fixed Charges for the fiscal periods set forth below to be less than the ratio set forth opposite such period:

                    FISCAL PERIOD                                 RATIO

                    October 1, 1995 through December 31, 1995    1.25 to 1

                    October 1, 1995 through March 31, 1996       1.25 to 1

                    October 1, 1995 through June 30, 1996        1.50 to 1

                    Each period of four consecutive fiscal       1.50 to 1
                    quarters thereafter beginning with the
                    period ending September 30, 1996 and
                    quarterly thereafter."

          (    Section 7.23(c) is hereby amended to read as follows:

               "(c) INTEREST COVERAGE TEST.  Permit the ratio of
                    Earnings Before, Depreciation, Amortization, Interest and Taxes to Interest Expenses for the periods set forth below to be less than the ratio set forth opposite such period:

                    FISCAL PERIOD                                 RATIO

                    October 1, 1995 through December 31, 1995    2.0 to 1

                    October 1, 1995 through March 31, 1996       2.0 to 1

                    October 1, 1995 through June 30, 1996        2.0 to 1

                    Each period of four consecutive fiscal       2.25 to 1
                    quarters beginning with the
                    period ending September 30, 1996 and
                    quarterly thereafter through
                    the period ending June 30, 1997

                    Each period of four consecutive fiscal       2.50 to 1
                    quarters beginning with the period
                    ending September 30, 1997 and quarterly
                    thereafter."

          (    Section 7.23(d) is hereby amended to read as follows:

               "(d) MAINTENANCE OF NET WORTH.  Permit its
                    Consolidated Tangible Net Worth to be less than $24,000,000.00 during the period from September 30, 1995 through September 29, 1996, to be less than $27,000,000.00 during the period from September 30, 1996 to September 29, 1997 or less than $30,000,000.00 after September 29, 1997."

          WAIVER OF DEFAULTS. Lender agrees that the waivers of Borrower's compliance with the covenants in Section 7.9, 7.23(a), (b), (c), (d) and (e) of the Loan Agreement contained in the Limited Waiver dated as of December __, 1995 are permanent. Lender hereby reserves any and all rights and remedies exercisable on the occurrence of an existing or future Event of Default other than those expressly waived above, including, without limitation, any Default or Event of Default connected with or arising out of the Subordinated Debt or the circumstances underlying the existing disputes between Borrower, Guarantor, Charmer and the other Blair Former Shareholders which are the subject of a pending lawsuit in New York and a pending arbitration proceeding in Florida. The effectiveness of the foregoing waiver and this Modification are conditioned on Lender's receipt of documentation from the Senior Noteholders acknowledging waiver of any defaults under the Senior Note Agreement, as amended, the Senior Notes and any related documentation in form and substance acceptable to Lender in its sole discretion. Borrower and Guarantor hereby warrant and represent to Lender that the Subordinated Debt is and at all times shall continue to be subordinate and inferior to the Indebtedness.

          BLAIR GUARANTY. Guarantor hereby ratifies and confirms the continuing validity of the Blair Guaranty and any other documents or agreements given by Guarantor in connection with the Revolving Line of Credit, the Loan Agreement or any other Loan Documents notwithstanding the amendments to the Loan Agreement contained herein and hereby further consents to such amendments.

          NO DEFAULT. Borrower hereby warrants and represents to Lender that, after giving effect to this Modification, Borrower is in compliance with all provisions of the Loan Agreement and all other Loan Documents and that no default or Event of Default has occurred thereunder nor has any event occurred or failed to occur which with the passage of time or the giving of notice or both would comprise such a default or Event of Default.

          MISCELLANEOUS.

          (    This agreement shall be governed by and construed in accordance with the law of the State of Florida. In the event of any dispute hereunder, the prevailing party shall be entitled to recover all costs and attorney's fees from the non-prevailing party. Paragraph headings used herein are for convenience only and shall not be used to interpret any term hereof. The Loan Agreement shall continue in full force and effect as modified by this Modification. In the event the terms of this Modification conflict with the terms of the Loan Agreement, the terms of this Modification shall control.

          (    This Modification constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral among the parties hereto with respect to the subject matter hereof, all of which prior agreements, understanding, negotiations and discussions, both written and oral, are merged into this Modification. Except as hereinabove specifically amended, all other provisions of the Loan Agreement and each of the other Loan Documents amended hereby shall remain unchanged and in full force and effect. Without limiting the generality of any of the provisions of this Modification, nothing herein or in any instrument or agreement shall be deemed or construed to constitute a novation, satisfaction or refinancing of all or any portion of the Loan or in any manner affect or impair the lien or priority of the Loan Agreement or any of the Loan Documents as amended hereby.

          (    This Modification may be executed in any number of counterparts with each executed counterpart constituting an original, but altogether constituting but one and the same instrument.

          (    This Modification shall be binding upon and inure to the benefit of the Borrower, the Guarantor and the Lender and their respective heirs, legal representatives, executors, successors and assigns.

     8. RELEASE. IN CONSIDERATION OF THE ACCOMMODATIONS PROVIDED HEREIN, EACH OF THE BORROWER AND THE GUARANTOR HEREBY UNCONDITIONALLY, IRREVOCABLY AND FOREVER RELEASES, ACQUITS AND DISCHARGES THE LENDER AND EACH OF THE LENDER'S RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND COUNSEL
FROM ANY AND ALL CLAIMS,

DEMANDS AND CAUSES OF ACTION THAT ANY OF THEM HAD, NOW HAS OR MAY IN
THE FUTURE HAVE AGAINST ANY ONE OR MORE OF THE LENDER OR ANY ONE OR MORE OF THE LENDER'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR COUNSEL FOR THE ACTS OR OMISSIONS OF ANY OF THE FOREGOING PARTIES FROM THE BEGINNING OF TIME THROUGH, TO AND INCLUDING THE DATE OF THE EFFECTIVENESS OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS ARISING OUT OF OR CONNECTED IN ANY MANNER WITH THE TRANSACTIONS CONTEMPLATED HEREIN OR IN THE LOAN AGREEMENT, AS AMENDED HEREBY OR ANY OTHER LOAN DOCUMENTS, AS THE SAME MAY BE AMENDED HEREBY, AS THE CASE MAY BE.

     9. WAIVER OF JURY TRIAL. THE BORROWER, THE GUARANTOR AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY LOAN, ADVANCE OR OTHER EXTENSION OF CREDIT TO THE BORROWER. FURTHER, EACH OF THE BORROWER AND THE GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER, NOR THE LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO

REPRESENTATIVE OR AGENT OF THE LENDER, NOR THE LENDER'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.
     IN WITNESS WHEREOF, Borrower, Lender and Guarantor have caused this agreement to be executed as of the day and year set forth above.

Witnesses:                         LENDER:
                          FIRST UNION NATIONAL BANK OF FLORIDA, a national
                                   banking association

                              By:....................................
Print Name: ...............   Print Name:  D. Guy Guenthner
                              Its:  Vice President
 ...........................
Print Name: ...............

                              AGENT:
                          FIRST UNION NATIONAL BANK OF
                              FLORIDA, a national banking association

                              By:....................................
Print Name: ...............   Print Name:  D. Guy Guenthner
                              Its:  Vice President
 ...........................
Print Name: ...............


                              BORROWER:
                              TODHUNTER INTERNATIONAL, INC., a Delaware
     corporation

                              By:....................................
Print Name: ...............   Print Name:  A. Kenneth Pincourt, Jr.
                              Its:  Chairman of the Board of Directors/CEO
 ...........................
Print Name: ...............

                              TODHUNTER IMPORTS, LTD., a New York corporation
     (f/k/a Blair Importers, Ltd.)

                              By:....................................
Print Name:  ...............  Print Name:  A. Kenneth Pincourt, Jr.
                              Its:  Chairman of the Board of Directors
 ...........................
Print Name: ...............

STATE OF FLORIDA         )
                         )  SS:
COUNTY OF PALM BEACH     )

     The foregoing instrument was acknowledged before me this _____ day of ____________, 199__, by D. GUY GUENTHNER as Vice President of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, on behalf of the bank. He is personally known to me or has produced _________________________ as identification.



                                                           Printed Name:
                          Notary Public

                                                           Commission No.:
                          My Commission Expires:

STATE OF FLORIDA         )
                         )  SS:
COUNTY OF PALM BEACH     )

     The foregoing instrument was acknowledged before me this _____ day of ____________, 199__, by D. GUY GUENTHNER as Vice President of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, on behalf of the bank, as Agent. He is personally known to me or has produced
_________________________ as identification.



                                                           Printed Name:
                            Notary Public

                                                           Commission No.:
                            My Commission Expires:

STATE OF FLORIDA         )
                         )  SS:
COUNTY OF PALM BEACH     )

     The foregoing instrument was acknowledged before me this _____ day of ____________, 199__, by A. KENNETH PINCOURT, JR. as Chairman of the Board of Directors/CEO of TODHUNTER INTERNATIONAL, INC., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced _________________________ as identification.


                                                           Printed Name:
                            Notary Public

                                                           Commission No.:
                            My Commission Expires:


STATE OF FLORIDA         )
                         )  SS:
COUNTY OF PALM BEACH     )

     The foregoing instrument was acknowledged before me this _____ day of ____________, 199__, by A. KENNETH PINCOURT, JR. as Chairman of the Board of Directors of TODHUNTER IMPORTS, LTD. (f/k/a Blair Importers, Ltd.), a New York corporation, on behalf of the corporation. He is personally known to me or has produced _________________________ as identification.



                                                           Printed Name:
                            Notary Public

                                                           Commission No.:
                            My Commission Expires: